Exhibit 10.4
Execution Version

AGREEMENT AND AMENDMENT NO. 8
TO CREDIT AGREEMENT

This AGREEMENT AND AMENDMENT NO. 8 TO CREDIT AGREEMENT (“Agreement”) dated as of July 8, 2020 (the “Effective Date”), is among Penn Virginia Holding Corp., a Delaware corporation (the “Borrower”), Penn Virginia Corporation, a Virginia corporation (the “Parent”), the subsidiaries of the Borrower party hereto (together with the Parent, each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below) party hereto, and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as issuing lender (in such capacity, the “Issuing Lender”).
RECITALS

A.    The Parent, the Borrower, the Administrative Agent, the Issuing Lender, and the financial institutions party thereto from time to time, as lenders (the “Lenders”) are parties to that certain Credit Agreement dated as of September 12, 2016, as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 13, 2017, that certain Master Assignment, Agreement and Amendment No. 2 to Credit Agreement dated as of June 27, 2017, that certain Master Assignment, Agreement and Amendment No. 3 to Credit Agreement dated as of September 29, 2017, that certain Master Assignment, Agreement and Amendment No. 4 to Credit Agreement dated as of March 1, 2018, that certain Borrowing Base Increase Agreement and Amendment No. 5 to Credit Agreement dated as of October 26, 2018, that certain Master Assignment, Borrowing Base Increase Agreement, and Amendment No. 6 to Credit Agreement dated as of May 7, 2019, and that certain Borrowing Base Redetermination Agreement and Amendment No. 7 to Credit Agreement dated as of April 30, 2020 (as so amended, the “Credit Agreement”).
B.    The parties hereto wish to, subject to the terms and conditions set forth herein, amend the Credit Agreement as provided herein.
NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
Section 2.Other Definitional Provisions. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any

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particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.
Section 3.Amendments to Credit Agreement.
(a)Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by adding the following new definition in alphabetical order therein:
“Non-Commercial Bank” means any Person other than a commercial bank engaged in oil and gas reserve-based lending as part of its business.
(b)Section 9.07(b) (Assignment by Lenders) of the Credit Agreement is hereby amended by replacing clause (iii) therein in its entirety with the following:
(iii)    Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i) of this Section and, in addition:
(A)    the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that (1) the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 5 Business Days after having received notice thereof, and (2) notwithstanding the foregoing but subject to the foregoing clause (1), unless an Event of Default has occurred and is continuing, the consent of the Borrower is required if such assignment is to a Non-Commercial Bank regardless of whether such Non-Commercial Bank is a Lender, an Affiliate of a Lender or an Approved Fund;
(B)    the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Lender and for assignments to any Lender that is a Non-Commercial Bank; and
(C)    the consent of the Issuing Lender shall be required for any such assignment to a Person that is not a Lender and for assignments to any Lender that is a Non-Commercial Bank.
Section 4.Representations and Warranties. Each Loan Party hereby represents and warrants that:
(a)before and after giving effect hereto, the representations and warranties contained in Article IV of the Credit Agreement and the representations and warranties contained in the Security Instruments, the Guaranty, and each of the other Loan Documents are true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which
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case, such representations and warranties shall be true and correct in all respects) on and as of the date hereof, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) as of such earlier date;
(b)all conditions required under Section 6 of this Agreement have been met other than such conditions which have been waived by the Lenders; provided that (1) for items which require the satisfaction of the Administrative Agent or Lenders, the Borrower may assume such satisfaction and (2) any Responsible Officer of the Borrower may assume that any signatures of any party other than a Loan Party have been received by the Administrative Agent and are genuine and authorized by all requisite actions;
(c)before and after giving effect hereto, no Default or Event of Default has occurred and is continuing;
(d)the execution, delivery and performance of this Agreement by such Loan Party are within its corporate, partnership, or limited liability company power and authority, as applicable, and have been duly authorized by all necessary corporate, partnership, or limited liability company action, as applicable;
(e)this Agreement constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as limited by applicable Debtor Relief Laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity;
(f)there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement;
(g)the Collateral is unimpaired by this Agreement and the Loan Parties have granted to the Administrative Agent an Acceptable Security Interest in the Collateral covered by the Security Instruments and such Liens are not subject to avoidance, subordination, recharacterization, recovery, attack, offset, counterclaim, or defense of any kind; and
(h)as of the Effective Date, no action, suit, investigation or other proceeding by or before any arbitrator or any Governmental Authority is threatened or pending and no preliminary or permanent injunction or order by a state or federal court has been entered in connection with this Agreement or any other Loan Document.
Section 5.Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Agreement:
(a)the Administrative Agent shall have received this Agreement executed by duly authorized officers of the Parent, the Borrower, each Guarantor, the Administrative Agent, and the Majority Lenders; and
(b)the Borrower shall have paid all fees and expenses of the Administrative Agent’s outside legal counsel pursuant to all invoices presented for payment prior to the Effective Date (unless the Administrative Agent consents to the payment of such fees post-closing).
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Section 6.Acknowledgments and Agreements.
(a)Each Loan Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Loan Party waives any defense, offset, counterclaim or recoupment (other than a defense of payment or performance) with respect thereto.
(b)The Parent, Borrower, each Guarantor, the Administrative Agent, the Issuing Lender, and each Lender party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Guaranty, and the other Loan Documents, are not impaired in any respect by this Agreement.
(c)Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Loan Documents.
(d)From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean the Credit Agreement and such Loan Documents, as amended by this Agreement. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.
Section 7.Reaffirmation of Security Instruments. Each Loan Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Instrument to which it is a party, and agrees that each such Security Instrument will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Instruments are valid, enforceable and subsisting and create a security interest to secure the Secured Obligations.
Section 8.Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.
Section 9.Counterparts. This Agreement may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 10.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
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Section 11.Invalidity. In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.
Section 12.Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.
Section 13.Entire Agreement. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
    THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.
BORROWER:

PENN VIRGINIA HOLDING CORP.

By: /s/ RUSSELL T. KELLEY, JR.
Name: Russell T. Kelley, Jr.
Title: Senior Vice President, Chief Financial Officer and Treasurer

PARENT:

PENN VIRGINIA CORPORATION

By: /s/ RUSSELL T. KELLEY, JR.
Name: Russell T. Kelley, Jr.
Title: Senior Vice President, Chief Financial Officer and Treasurer

GUARANTORS:

PENN VIRGINIA OIL & GAS CORPORATION
PENN VIRGINIA OIL & GAS GP LLC
PENN VIRGINIA OIL & GAS LP LLC
PENN VIRGINIA MC CORPORATION
PENN VIRGINIA MC ENERGY L.L.C.
PENN VIRGINIA MC GATHERING COMPANY     L.L.C.
PENN VIRGINIA MC OPERATING COMPANY L.L.C.
PENN VIRGINIA RESOURCE HOLDINGS CORP.

Each By: /s/ RUSSELL T. KELLEY, JR.
Name: Russell T. Kelley, Jr.
Title: Senior Vice President, Chief Financial Officer and
Treasurer

PENN VIRGINIA OIL & GAS, L.P.

By: Penn Virginia Oil & Gas GP LLC, its general partner

By: /s/ RUSSELL T. KELLEY, JR.
Name: Russell T. Kelley, Jr.
Title: Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to Agreement and Amendment No. 8 to Credit Agreement
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ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, and a Lender

By: /s/ DAVID DODD
Name: David Dodd
Title: Managing Director

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LENDER:
CITIBANK, N.A., as a Lender

By: /s/ WILLIAM MCNEELY
Name: William McNeely
Title: Senior Vice President

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LENDER:
ROYAL BANK OF CANADA, as a Lender

By: /s/ GRACE GARCIA
Name: Grace Garcia
Title: Authorized Signatory

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LENDER:
TRUIST BANK, as successor by merger to SUNTRUST BANK, as a Lender

By: /s/ GREG KRABLIN
Name: Greg Krablin
Title: Senior Vice President

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LENDER:
CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ CHRISTOPHER KUNA
Name: Christopher Kuna
Title: Senior Director

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LENDER:
TRUIST BANK, formerly known as BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ GREG KRABLIN
Name: Greg Krablin
Title: Senior Vice President
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LENDER:
BANK OF AMERICA, N.A., as a Lender

By: /s/ KIMBERLY MILLER
Name: Kimberly Miller
Title: Vice President
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LENDER:
CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By: /s/ TRUDY NELSON
Name: Trudy Nelson
Title: Authorized Signatory

By: /s/ SCOTT W. DANVERS
Name: Scott W. Danvers
Title: Authorized Signatory

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LENDER:
Comerica BANK, as a Lender

By:
Name:
Title:

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LENDER:
EAST WEST BANK, as a Lender

By:
Name:
Title:

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LENDER:
THE HUNTINGTON NATIONAL BANK, as a Lender

By:
Name:
Title:

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LENDER:
SOCIÉTÉ GÉNÉRALE, as a Lender

By:
Name:
Title:

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LENDER:
WEST TEXAS NATIONAL BANK, as a Lender

By: /s/ THOMAS E STELMAR, JR.
Name: Thomas E. Stelmar, Jr.
Title: Senior Vice President

Signature Page to Agreement and Amendment No. 8 to Credit Agreement
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